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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Numbers 33-5300 and 333-70710) of Harsco Corporation of our report dated June 26, 2002 relating to the financial statements of the Harsco Corporation Savings Plan, which appears in this Form 11-K.

/S/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 28, 2002


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